UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2015

SOUTHERN CONCEPTS RESTAURANT GROUP, INC.
 (Name of registrant as specified in its charter)

Colorado	000-53853	80-0182193
State of Incorporation	Commission File Number	IRS Employer Identification No.

2 N. Cascade Ave Suite1400
Colorado Springs, CO 80903
 (Address of principal executive offices)

719-265-5821
Telephone number, including
Area code

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⁯☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On June 30, 2015, Southern Concepts Restaurant Group, Inc. issued an investor presentation.  A copy of this is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. (d) Exhibits

99.1	Investor presentation dated June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of June 2015.

Southern Concepts Restaurant Group, Inc.

By:	/s/ Mitchell Roth
Mitchell Roth, CEO and Co-Chairman